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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-22955

Tekla Healthcare Opportunities Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2017 to March 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Semiannual Report

March 31, 2018

(Unaudited)

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1125 per share to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence marketwide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of Healthcare Companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Dear Shareholders,

We continue to see mixed results from the market. After a pullback in the second half of 2015, the healthcare market advanced nicely during 2016 and most of 2017. Sentiment during this period appeared favorable. Whatever the politics, the market reacted favorably to the election of President Trump, advancing approximately 20% in 2017.

However, in late 2017 and particularly in early 2018, there appeared to be a reversal in sentiment. In January of 2018, we saw an apparent break in the upward trend that had been in place for some time in the healthcare/biotechnology market and in the broad S&P 500® Index* (SPX). In addition, we saw a near record increase in volatility in February 2018. Furthermore, the healthcare/biotechnology market was flat to down during the first calendar quarter of 2018.

At the moment, it is not clear where the markets are heading, either sentiment or index level wise. On the macro front, valuations are high but not absurdly so. In the political domain, there has been an escalation in the level of rhetoric expressed by each of the principal U.S. political parties. However, while we see a lot of heat, we don't see much actual fire. We don't see either a macroeconomic or political tsunami coming.

Within the healthcare/biotechnology sector, we expect more of what we have seen for the last several years. We expect more dialogue about drug pricing and some concern about the expiration of patents associated with the pipelines of the largest biotechnology and pharmaceutical companies. As has been the case for some time, we think leadership of these large companies will take their time but will ultimately acquire mid- and small-cap companies with differentiated products, probably for prices that are higher than they would have been had management acted more quickly. The justification, or maybe rationalization, for waiting has been to wait until risk is materially reduced.

In any event, we remain cautiously optimistic about the healthcare/biotechnology sector. Investment capital continues to enter the sector. Innovation continues unabated though we have seen a recent period where it appears there have been a few more product misses than hits. Merger and Acquisition (M&A) activity seems to be picking up. After the pullback in the first quarter of 2018, valuations seem reasonable. The U.S. Food and Drug Administration (FDA) seems to be a bit more open about approving new and novel drugs as well as assertive about increasing access to established (generic) drugs that have lost patent protection.

While we can't have any idea what will occur in the future, we feel that sector performance in the last five years, even in the face of a very difficult pullback in 2015, has been reasonable, representing a fair return for the not inconsiderable risk associated with the sector. We note that in the last five years, the annualized return of the NASDAQ Biotechnology Index®* (NBI) (+15.39%) and the S&P Composite 1500® Health Care Index* (S15HLTH) (+14.47%) has exceeded that of the SPX (+13.30%).

Biotechnology, Healthcare, and
S&P 500 Index Performance
2013 – 2018

We note that Dr. Uwe Reinhardt has been one of the leading lights in the debate about cost/effectiveness in the healthcare industry for many decades. We mourn Uwe's recent passing and will miss him as colleague, mentor, friend and Trustee of the Fund.

As always, we thank you for your consideration of the Tekla Funds. Please call our distribution partner Destra Capital or us if you have any questions.

Be well,

Daniel R. Omstead, Ph.D.
President and Portfolio Manager

Perspective on the Biotechnology and Healthcare Sectors

As is well documented, after a pullback in the second half of 2015, we saw a general market advance in both the healthcare/biotech and broad market indices in 2016 and through most of 2017. Much has been written about this move, including its characterization as a slow, steady upward "grind" of stocks. Sector performance has been attributed to positive sentiment, promises by the new administration, reasonable valuations and the like. The prospect of tax reform, implemented late in 2017, probably contributed positively to sentiment as well. In any event, despite partisan rancor, rampant since the Presidential election, the stock market performed well through much of 2017.

However, in early 2018, sentiment appeared to us to shift significantly. And in February 2018, we saw both a substantive spike in volatility and a market pullback. Since that time, the market has been choppy, with several successive up and down moves. In the first three months of 2018, both the broad healthcare/biotechnology market and the general market were flattish to down.

As with recent market trends, events in the healthcare/biotechnology market have been mixed. Performance trends in this market tend to be driven by clinical and regulatory events. As we have reported, we continue to see increases in the number of clinical trials undertaken.

Number of Registered Clinical Trials Over Time

However, while there have been successes, it is our impression that in the last six months or so, there have been more clinical trial endpoint misses than hits. It appears that investors have become less willing to increase exposure to prospective clinical trial outcomes. It doesn't look to us that investors are being adequately rewarded for taking such risk.

In contrast to this apparent reluctance to invest, we see several hopeful signs. The advance of technology seems to us to be moving forward relentlessly. For example, immuno-oncology (I/O) is dramatically improving prospects for cancer patients. This area uses one or more drugs to enhance rather than replace a patient's existing immune system to fight disease. In the last six months we have seen impressive advances in the treatment of lung cancer, by far the most common type of cancer. It has been reported that more than 1000 single agent clinical trials and more than 1600 multiple agent I/O clinical trials are in process in many types of cancer. The progress in this area is remarkable. Impressive developments, both in clinical trial development and commercialization, are also being demonstrated in related areas of gene therapy and gene editing.

With regard to commercialization, the product lines of many of the largest biotechnology and pharmaceutical companies are subject to patent expiration, challenging growth of sales and profits. This trend has caused some investors to decrease exposure to large biotech and pharma companies. A solution for many companies will be to acquire small and mid-sized companies. This of course is good for both the acquired and the acquiring companies. The acquirer gets a new product while the acquired company gets taken out at a premium. In the last six to twelve months, we have seen an increase in M&A. Among other transactions, Gilead Sciences, Inc. has acquired Kite Pharma, Inc., Sanofi S.A. has acquired Bioverativ Inc. and Celgene Corporation has acquired Juno Therapeutics, Inc. This trend is also good for investors, as positive sentiment usually follows increased M&A activity.

Regulatory trends have also been important. The FDA plays a critical role in approval of drugs. The principal role of the FDA is to protect the public safety; this sometimes leads the Agency to be cautious about product approvals. However, in the last year or more, we have been impressed by the FDA's efforts to get new and novel drugs to market. We think the new FDA commissioner, Scott Gottlieb has had much to do with this trend.

New Molecular Entity (NME) and New Biologic License
Application (BLA) FDA Approvals by Calendar Year

Beyond these observed trends, we are also overall optimistic about the next year or so. There are a number of products that have the ability to dramatically affect the future of the sector. There will be plenty of successes AND some failures in the sector's product development pipeline. I/O, through use of checkpoint inhibitors and cellular therapies (including both CAR-T and T cell receptor based therapies) will continue to make progress. We expect improvement in the treatment of hematologic malignancies that have been the hallmark of these techniques to date. We are also hopeful that these approaches can be extended to the treatment of solid tumor cancers. We expect the most impressive progress to come through the combination of I/O with other forms of cell therapy, gene therapy and gene editing. We also expect to see more M&A activity as well as a continuation of the open mindedness we have been seeing from the FDA.

But, as usual, the sector is not without its challenges. The healthcare sector consumes a "healthy" portion of the US' GDP and as such is always under scrutiny with respect to cost benefit analysis. In particular, there are regular calls for limiting drug prices. Such calls are always a risk to sentiment regarding the drug sector. In our view, however, the cost/benefit of the drug industry's products is favorable. Overall, we remain cautiously optimistic about the healthcare/biotechnology sector.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Fund Essentials

(Unaudited)

Objective of the Fund

The Fund's investment objective is to seek current income and long-term capital appreciation.

Description of the Fund

Tekla Healthcare Opportunities Fund (THQ) is a non-diversified closed-end healthcare fund traded on the New York Stock Exchange under the ticker THQ. THQ employs a versatile growth and income investment strategy investing across all healthcare sub-sectors and across a company's full capital structure.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services may provide long-term tailwinds for healthcare companies

•  Late stage biotechnology product pipeline could lead to significant increases in biotechnology sales

•  Investment opportunity spans 11 sub-sectors including biotechnology, healthcare technology, managed care and healthcare REITs

•  Robust M&A activity in healthcare may create additional investment opportunities

Fund Overview and Characteristics as of 3/31/18

Market Price[1]	$16.48
NAV[2]	$18.29
Premium/(Discount)	-9.90%
Average 30 Day Volume	121,899
Net Assets	$783,952,515
Managed Assets	$1,008,952,515
Leverage Outstanding	$225,000,000
Total Leverage Ratio[3]	22.30%
Ticker	THQ
NAV Ticker	XTHQX
Commencement of Operations Date	7/31/14
Fiscal Year to Date Distributions per Share	$0.68

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

3 As a percentage of managed assets.

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 3/31/18

Sector Diversification as of 3/31/18

This data is subject to change on a daily basis.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Largest Holding by Issuer

(Excludes Short-Term Investments)

As of March 31, 2018
(Unaudited)

Issuer – Sector	% of Net Assets
Johnson & Johnson – Pharmaceuticals	9.4%
UnitedHealth Group Inc. – Health Care Providers & Services	7.6%
Gilead Sciences, Inc. – Biotechnology	5.5%
Pfizer, Inc. – Pharmaceuticals	5.3%
Abbott Laboratories – Health Care Equipment & Supplies	5.2%
Merck & Co., Inc. – Pharmaceuticals	5.2%
Amgen Inc. – Biotechnology	4.6%
Medtronic plc – Health Care Equipment & Supplies	4.5%
AbbVie Inc. – Biotechnology	3.5%
Celgene Corporation – Biotechnology	3.3%
Humana, Inc. – Health Care Providers & Services	3.0%
Allergan plc – Pharmaceuticals	2.7%
Vertex Pharmaceuticals Incorporated – Biotechnology	2.7%
Eli Lilly & Company – Pharmaceuticals	2.6%
Bristol-Myers Squibb Company – Pharmaceuticals	2.4%
Thermo Fisher Scientific Inc. – Life Sciences Tools & Services	2.2%
Acadia Healthcare Company, Inc. – Health Care Providers & Services	2.1%
CVS Health Corporation – Health Care Providers & Services	2.0%
Biogen Inc. – Biotechnology	1.9%
Omega Healthcare Investors, Inc. – Real Estate Investment Trusts	1.7%

Fund Performance

THQ is a closed-end fund which invests predominantly in healthcare companies. Subject to regular consideration, the Trustees of THQ have instituted a policy of making monthly distributions to shareholders.

The Fund invests in equity and debt of healthcare companies. The Fund seeks to benefit from the earnings growth of the healthcare industry while capturing income. Income is derived from multiple sources including equity dividends, fixed income coupons, real estate investment trust distributions, convertible securities coupons and selective equity covered call writing premiums. In order to accomplish its objectives, THQ often holds a majority of its assets in equities. Allocation of assets to various healthcare sectors can vary significantly as can the percentage of the portfolio which is overwritten.

The Fund may invest up to 15 percent of managed assets, measured at the time of investment, in the debt of healthcare companies. It may also invest up to 25 percent of managed assets in healthcare REITs. The Fund may also hold up to 30 percent of managed assets in convertible securities and may invest a portion of its assets in restricted securities. In order to generate additional "current" income THQ often sells (or writes) calls against a material portion of its equity assets. The portion of equity assets overwritten can vary, but usually represents less than 20 percent of managed assets. At times, the overwritten portion of assets is materially less than 20 percent of managed assets. The use of covered calls is intended to produce "current" income, but may limit upside in bullish markets. The Fund may also use leverage to enhance yield. The Fund may incur leverage up to 20 percent of managed assets at the time of borrowing. "Managed assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Fund considers investments in companies of all sizes and in all healthcare subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its pre-public and other restricted investments to be a differentiating characteristic. Among the various healthcare subsectors, THQ has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 20-35% of net assets.

There is no commonly published index which matches the investment strategy of THQ. With respect to the Fund's equity investments, THQ often holds 20-35% of its managed assets, measured at the time of investment, in biotechnology. By contrast, the S15HLTH consists of more than 160 companies representing most or all of the healthcare subsectors in which THQ typically invests; biotechnology often represents 15-25% of this index. By contrast, the NBI, which contains approximately 180 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the S15HLTH nor NBI indices contain any material amount of pre-public company assets.

The SP5HCBIT measures the performance of U.S. corporate debt issued by constituents in the healthcare sector of the SPX. This index is generally reflective of the debt assets in which THQ invests though the Fund invests in the SPX debt components as well as those of smaller capitalization companies.

The FTSE NAREIT Health Care Property Sector Index®* (FNHEA) is comprised of U.S. publicly traded REITs in the healthcare sector. This index is generally reflective of the REITs in which THQ invests.

Given these circumstances we present both NAV and stock returns for the Fund in comparison to several commonly published indices. We note that THQ is a dynamically configured multi-asset class healthcare growth and income fund. There is no readily available index comprised of similar characteristics to THQ and to which THQ can directly be compared. Therefore, we provide returns for a number of indices representing the major components of THQ's assets. Having said this, we note that there are no readily available indices representing the covered call strategy employed by THQ or the restricted security components of THQ. The following data for available funds over the six-month, one-year and since inception periods are provided for comparison.

Fund Performance for the Period Ended March 31, 2018

Period	THQ NAV	THQ MKT	NBI	S15HLTH	SPX	SP5HCBIT	FNHEA
6 month	-5.51	-7.75	-3.73	1.11	5.83	-1.75	-15.59
1 year	4.45	2.18	9.83	12.35	13.98	2.46	-15.95
inception	6.99	2.57	6.89	10.19	10.58	3.09	-0.19

Inception date July 29, 2014.

All performance over one-year has been annualized.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. Until the DRIP price is available from the Plan Agent, the market price returns reflect the reinvestment at the closing market price on the last business day of the month. Once the DRIP is available around mid-month, the market price returns are updated to reflect reinvestment at the DRIP price.

Portfolio Highlights as of March 31, 2018

Among other investments, Tekla Healthcare Opportunities' performance benefitted in the past six months by the following:

Sarepta Therapeutics Inc (SRPT) is focused on developing exon-skipping strategies for the treatment of Duchenne Muscular Dystrophy (DMD). They have launched Exondys-51 for DMD in the United States and sales continue to climb. Sarepta has recently announced that they will be submitting a rolling New Drug Application (NDA) for Golodirsen for DMD patients amenable to skipping exon-53. Sarepta has benefitted this year from the current FDA environment, an enthusiastic patient population, accelerated pipeline advancement and continued sales growth.

Abbott Laboratories (ABT) is a large cap diversified healthcare company with businesses in established pharmaceuticals, adult and pediatric nutrition, cardiac rhythm management, neurostimulation, diagnostics and diabetes management. Abbott's strong performance has been driven by continued strength in its core businesses, coupled with a steady improvement in nutrition, progress in cardiac rhythm management, and the highly successful launch of the Libre Freestyle continuous glucose monitor.

Humana Inc. (HUM) is a managed care company focused on what we believe is an attractive market segment—Medicare Advantage (MA). Aetna's bid to acquire HUM was blocked last year, but the company is well positioned to deliver strong organic growth as a standalone company and still remains an attractive acquisition target. Additionally, President Trump's apparent healthcare policy views may benefit the stock as he appears to favor MA over FFS Medicare.

Among other examples, Tekla Healthcare Opportunities' performance was negatively impacted by the following investments:

Celgene Corporation (CELG) is a large cap biotechnology company with a particular focus on oncology and inflammation. While the company has historically been a strong performer it has recently suffered several setbacks to key pipeline drugs that were expected to drive future sales. This has raised concerns over Celgene's business development strategy and its ability to extend its core oncology franchise. We still believe there is latent value in the company's development pipeline but for now the stock is a show-me story.

CVS Health Corp (CVS) is one of the largest retail pharmacies and pharmacy benefit managers (PBMs) in the US. Recent underperformance has been driven by uncertainty around CVS' pending Aetna acquisition, concerns around Amazons' pharmacy ambitions and political scrutiny around drug pricing and pharmaceutical "middlemen". While CVS hurt Fund performance during the report period, the Amazon concern has started to fade, and with a robust dividend and attractive valuation the risk reward is skewed to the upside from current levels.

Alexion Pharmaceuticals, Inc. (ALXN) is a large cap biotechnology company focused on the development and commercialization of drugs for rare, high-severity diseases. While Alexion continues to enjoy robust double-digit growth in both top-line sales and bottom line income, competitive threats have emerged to its leading product (Soliris) that have caused the stock to wane. Alexion has since produced pivotal data for a follow-on drug that should help to mitigate these concerns over time.

*The trademarks NASDAQ Biotechnology Index®, S&P Composite 1500® Health Care Index, S&P 500® Index, S&P 500® Health Care Corporate Bond Index and FTSE NAREIT Health Care Property Sector Index® referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited)

SHARES	CONVERTIBLE PREFERRED AND WARRANTS (Restricted) (a) (b) - 0.5% of Net Assets	VALUE
	Biotechnology - 0.4%
2,538,462	BioClin Therapeutics, Inc. Series A, 6.00%	$1,650,000
980,392	BioClin Therapeutics, Inc. Series B, 6.00%	733,333
2,133,333	GenomeDx Biosciences, Inc. Series C, 6.00%	710,400
23,299	GenomeDx Biosciences, Inc. Warrants (expiration 10/31/27)	0
11,867	GenomeDx Biosciences, Inc. Warrants (expiration 1/16/28)	0
17,186	GenomeDx Biosciences, Inc. Warrants (expiration 2/15/28)	0
		3,093,733
	Health Care Equipment & Supplies - 0.1%
407,078	IlluminOss Medical, Inc. Series AA, 8.00%	407,078
383,470	IlluminOss Medical, Inc. Junior Preferred, 8.00%	383,470
21,885	IlluminOss Medical, Inc. Warrants (expiration 1/11/28, exercise price $1.00)	0
10,942	IlluminOss Medical, Inc. Warrants (expiration 11/20/27, exercise price $1.00)	0
32,792	IlluminOss Medical, Inc. Warrants (expiration 3/31/27, exercise price $1.00)	0
21,885	IlluminOss Medical, Inc. Warrants (expiration 2/06/28, exercise price $1.00)	0
		790,548
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (Cost $6,007,775)	3,884,281
	PREFERRED STOCK - 1.4% of Net assets
	Real Estate Investment Trust - 1.4%
200,000	Welltower Inc. 6.50%	11,128,000
	TOTAL PREFERRED STOCK (Cost $11,919,595)	11,128,000

The accompanying notes are an integral part of the financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited, continued)

SHARES	MANDATORY CONVERTIBLE PREFERRED STOCK - 0.5% of Net assets	VALUE
	Pharmaceuticals - 0.5%
13,000	Teva Pharmaceutical Industries Ltd., 7.00% due 12/15/18	$4,278,560
	TOTAL MANDATORY CONVERTIBLE PREFERRED STOCK (Cost $13,000,000)	4,278,560
PRINCIPAL AMOUNT	CONVERTIBLE AND NON-CONVERTIBLE NOTES - 15.8% of Net Assets Convertible Notes - 1.7%
	Biotechnology (Restricted) - 0.0%
$139,799	GenomeDx Biosciences, Inc. Promissory Note, 8.00% due 4/30/19	139,799
71,203	GenomeDx Biosciences, Inc. Promissory Note, 8.00% due 5/01/19	71,203
103,120	GenomeDx Biosciences, Inc. Promissory Note, 8.00% due 5/01/19	103,120
		314,122
	Health Care Equipment & Supplies (Restricted) - 0.1%
87,539	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18	87,539
87,539	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18	87,539
43,770	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18	43,770
131,169	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18	131,169
		350,017
	Pharmaceuticals - 1.6%
13,000,000	Aegerion Pharmaceuticals, Inc., 2.00% due 8/15/19	10,010,000
7,000,000	Egalet Corporation, 5.50% due 4/01/20	2,585,828
		12,595,828
	TOTAL CONVERTIBLE NOTES	13,259,967

The accompanying notes are an integral part of the financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited, continued)

PRINCIPAL AMOUNT	Non-Convertible Notes - 14.1%	VALUE
	Biotechnology - 2.5%
$10,000,000	Amgen Inc., 3.63% due 5/15/22	$10,117,280
10,000,000	Gilead Sciences, Inc., 2.95% due 3/01/27	9,461,224
		19,578,504
	Health Care Equipment & Supplies - 1.4%
5,000,000	Medtronic, Inc., 3.50% due 3/15/25	4,997,928
6,000,000	Zimmer Biomet Holdings, Inc., 4.25% due 8/15/35	5,714,659
		10,712,587
	Health Care Providers & Services - 8.5%
12,693,000	Acadia Healthcare Company, Inc., 5.13% due 7/01/22	12,693,000
10,500,000	Anthem, Inc., 3.50% due 8/15/24	10,296,322
7,500,000	Encompass Health Corporation, 5.75% due 11/1/24	7,631,250
8,250,000	Express Scripts Holding Company, 6.13% due 11/15/41	9,794,118
9,700,000	HCA Healthcare, Inc., 6.25% due 2/15/21	10,185,000
5,500,000	Tenet Healthcare Corporation, 4.63% due 07/15/24 (c)	5,286,875
10,500,000	UnitedHealth Group Inc., 4.38% due 3/15/42	10,957,612
		66,844,177
	Pharmaceuticals - 1.7%
4,750,000	AstraZeneca PLC, 6.45% due 9/15/37 (e)	6,153,011
780,000	Mallinckrodt International Finance SA, 4.75% due 4/15/23	596,700
5,020,000	Wyeth LLC, 5.95% due 4/01/37	6,407,780
		13,157,491
	TOTAL NON-CONVERTIBLE NOTES	110,292,759
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $131,917,549)	123,552,726

The accompanying notes are an integral part of the financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited, continued)

SHARES	COMMON STOCKS AND WARRANTS - 106.5% of Net Assets	VALUE
	Biotechnology - 25.7%
286,892	AbbVie Inc.	$27,154,328
99,290	Alexion Pharmaceuticals, Inc. (b)	11,066,863
151,152	Amgen Inc.	25,768,393
205,771	Amicus Therapeutics, Inc. (b)	3,094,796
54,043	Biogen Inc. (b)	14,798,054
68,734	Biohaven Pharmaceutical Holding Company Ltd. (b)	1,770,588
290,739	Celgene Corporation (b)	25,936,826
55,644	Esperion Therapeutics, Inc. (b)	4,024,731
26,921	Galapagos NV (b) (d)	2,685,639
444,692	Gilead Sciences, Inc.	33,525,330
73,552	Incyte Corporation (b)	6,129,088
39,626	Natera, Inc. (b)	367,333
36,672	Neurocrine Biosciences, Inc. (b)	3,041,209
226,241	Pieris Pharmaceuticals, Inc. (b)	1,542,964
40,496	Pieris Pharmaceuticals, Inc., Series A Warrants (expiration 6/8/21, exercise price $3.00) (a) (b)	145,381
20,248	Pieris Pharmaceuticals, Inc., Series B Warrants (expiration 6/8/21, exercise price $2.00) (a) (b)	82,814
48,392	Puma Biotechnology, Inc. (b)	3,293,076
8,773	Regeneron Pharmaceuticals, Inc. (b)	3,021,070
19,619	Sage Therapeutics, Inc. (b)	3,160,032
84,330	Sarepta Therapeutics, Inc. (b)	6,248,010
67,082	Seattle Genetics, Inc. (b)	3,511,072
10,622	uniQure N.V. (b) (e)	249,617
128,043	Vertex Pharmaceuticals Incorporated (b)	20,868,448
		201,485,662
	Health Care Equipment & Supplies - 14.2%
687,430	Abbott Laboratories	41,190,806
6,514	ABIOMED, Inc. (b)	1,895,509
34,729	Baxter International Inc.	2,258,774
14,799	Becton, Dickinson and Company	3,206,943
65,100	Edwards Lifesciences Corporation (b)	9,082,752
18,725	IDEXX Laboratories, Inc. (b)	3,583,778
374,315	Medtronic plc	30,027,549
16,612	STERIS plc	1,550,896
49,036	Stryker Corporation	7,890,873
2,482	Teleflex Incorporated	632,860
3,907	Varian Medical Systems, Inc. (b)	479,194

The accompanying notes are an integral part of the financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited, continued)

SHARES	Health Care Equipment & Supplies - continued	VALUE
121,981	Wright Medical Group N.V. (b)	$2,420,103
67,800	Zimmer Biomet Holdings, Inc.	7,392,912
		111,612,949
	Health Care Providers & Services - 21.0%
99,300	Acadia Healthcare Company, Inc. (b)	3,890,574
71,307	AmerisourceBergen Corporation	6,147,376
54,553	Anthem, Inc.	11,985,294
114,200	Centene Corporation (b)	12,204,554
22,670	Charles River Laboratories International, Inc. (b)	2,419,796
40,461	Cigna Corporation	6,786,928
109,035	Community Health Systems, Inc. (b)	431,779
248,969	CVS Health Corporation	15,488,361
277,760	Diplomat Pharmacy, Inc. (b)	5,596,864
84,500	Express Scripts Holding Company (b)	5,837,260
65,635	HCA Healthcare, Inc.	6,366,595
86,765	Humana Inc.	23,325,035
79,947	McKesson Corporation	11,262,134
164,500	Tenet Healthcare Corporation (b)	3,989,125
229,606	UnitedHealth Group Incorporated	49,135,684
		164,867,359
	Healthcare Services - 0.7%
34,081	Aetna Inc.	5,759,689
	Life Sciences Tools & Services - 3.4%
41,501	Illumina, Inc. (b)	9,811,667
81,853	Thermo Fisher Scientific Inc.	16,899,370
		26,711,037
	Medical Devices and Diagnostics - 3.0%
337,344	Boston Scientific Corporation (b)	9,216,238
56,032	Danaher Corporation	5,486,093
16,091	Hologic, Inc. (b)	601,160
6,209	Intuitive Surgical, Inc. (b)	2,563,261
33,461	Masimo Corporation (b)	2,942,895
11,335	Natus Medical, Inc. (b)	381,423
19,352	ResMed Inc.	1,905,591
		23,096,661

The accompanying notes are an integral part of the financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited, continued)

SHARES	Pharmaceuticals - 31.1%	VALUE
128,035	Allergan plc	$21,547,010
295,235	Bristol-Myers Squibb Company	18,673,614
265,945	Eli Lilly & Company	20,576,165
39,186	GW Pharmaceuticals plc (b) (d)	4,415,087
575,424	Johnson & Johnson	73,740,586
163,992	Medicines Company (The) (b)	5,401,896
751,923	Merck & Co., Inc.	40,957,246
258,981	Mylan N.V. (b)	10,662,248
50,300	Novo Nordisk A/S (d) (e)	2,477,275
1,173,626	Pfizer, Inc.	41,651,987
216,800	Teva Pharmaceutical Industries Limited (d)	3,705,112
		243,808,226
	Real Estate Investment Trusts - 7.3%
159,324	LTC Properties, Inc.	6,054,312
709,455	Medical Properties Trust, Inc.	9,222,915
315,922	New Senior Investment Group Inc.	2,584,242
500,721	Omega Healthcare Investors, Inc.	13,539,496
265,336	Physicians Realty Trust	4,131,282
581,714	Sabra Health Care REIT, Inc.	10,267,252
479,604	Senior Housing Properties Trust	7,510,598
15,000	Ventas Realty, LP / Ventas Capital Corporation	374,100
76,246	Ventas, Inc.	3,776,464
		57,460,661
	Real Estate Management & Development - 0.1%
5,323	The RMR Group Inc., Class A	372,344
	TOTAL COMMON STOCKS AND WARRANTS (Cost $831,229,170)	835,174,588

The accompanying notes are an integral part of the financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited, continued)

PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 3.8% of Net Assets	VALUE
$29,571,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $29,571,000, 0.28%, dated 03/29/18, due 04/02/18 (collateralized by U.S. Treasury Notes 1.50%, due 08/15/26, market value $30,164,014)	$29,571,000
	TOTAL SHORT-TERM INVESTMENT (Cost $29,571,000)	29,571,000
	TOTAL INVESTMENTS - 128.5% (Cost $1,023,645,089)	1,007,589,155
	OTHER LIABILITIES IN EXCESS OF ASSETS - (28.5)%	(223,636,640)
	NET ASSETS - 100%	$783,952,515

(a)  Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

(b)  Non-income producing security.

(c)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)  American Depository Receipt

(e)  Foreign security.

The accompanying notes are an integral part of the financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2018

(Unaudited)

ASSETS:
Investments, at value (cost $1,023,645,089)	$1,007,589,155
Cash	64,861
Dividends and interest receivable	2,472,014
Prepaid expenses	230,122
Total assets	1,010,356,152
LIABILITIES:
Accrued advisory fee	847,292
Accrued investor support service fees	42,365
Accrued shareholder reporting fees	93,368
Accrued trustee fees	29,338
Loan Payable	225,000,000
Income distribution payable	175,714
Interest payable	56,287
Accrued other	159,273
Total liabilities	226,403,637
Commitments and Contingencies (see Note 1)
NET ASSETS	$783,952,515
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 42,865,835 shares issued and outstanding	$818,756,746
Accumulated net investment loss	(22,744,680)
Accumulated net realized gain on investments and options	3,996,383
Net unrealized loss on investments	(16,055,934)
Total net assets (equivalent to $18.29 per share based on 42,865,835 shares outstanding)	$783,952,515

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2018

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $42,970)	$9,098,803
Interest and other income	3,000,742
Total investment income	12,099,545
EXPENSES:
Advisory fees	5,270,209
Interest expense	2,523,658
Investor support service fees	263,511
Administration fees	87,486
Shareholder reporting	86,173
Legal fees	86,060
Auditing fees	32,814
Custodian fees	72,911
Trustees' fees and expenses	69,860
Transfer agent fees	13,691
Other (see Note 2)	229,725
Total expenses	8,736,098
Net investment income	3,363,447
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,797,830
Closed or expired option contracts written	1,236,405
Net realized gain	3,034,235
Change in unrealized appreciation (depreciation)
Investments	(57,874,024)
Option contracts written	265,162
Change in unrealized appreciation (depreciation)	(57,608,862)
Net realized and unrealized gain (loss)	(54,574,627)
Net decrease in net assets resulting from operations	$(51,211,180)

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$3,363,447	$7,089,536
Net realized gain	3,034,235	35,790,008
Change in net unrealized appreciation (depreciation)	(57,608,862)	57,960,346
Net increase (decrease) in net assets resulting from operations	(51,211,180)	100,839,890
DISTRIBUTIONS TO SHAREHOLDERS FROM (see Note 1):
Net investment income	(29,156,549)	(13,787,893)
Net realized capital gains	—	(44,964,370)
Total distributions	(29,156,549)	(58,752,263)
CAPITAL SHARE TRANSACTIONS:
Fund shares repurchased (650,256 and 208,999 shares, respectively) (see Note 1)	(11,335,856)	(3,505,008)
Total capital share transactions	(11,335,856)	(3,505,008)
Net increase (decrease) in net assets	(91,703,585)	38,582,619
NET ASSETS:
Beginning of period	875,656,100	837,073,481
End of period	$783,952,515	$875,656,100
Accumulated net investment loss included in net assets at end of period	$(22,744,680)	$3,048,422 (a)

(a)  Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF CASH FLOWS

SIX MONTHS ENDED MARCH 31, 2018

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	$(276,419,287)
Purchases to close option contracts written	(14,185)
Net maturities of short-term investments	23,014,000
Sales of portfolio securities	285,166,043
Proceeds from option contracts written	1,106,867
Interest income received	3,023,934
Dividend income received	9,055,351
Other operating receipts (expenses paid)	(9,940,601)
Net cash provided from operating activities	34,992,122
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(29,145,561)
Fund shares repurchased	(11,335,856)
Net cash used for financing activities	(40,481,417)
NET DECREASE IN CASH	(5,489,295)
CASH AT BEGINNING OF YEAR	5,554,156
CASH AT END OF SIX MONTHS	$64,861
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(51,211,180)
Purchases of portfolio securities	(276,419,287)
Purchases to close option contracts written	(14,185)
Net maturities of short-term investments	23,014,000
Sales of portfolio securities	285,166,043
Proceeds from option contracts written	1,106,867
Accretion of discount	(38,506)
Net realized gain on investments and options	(3,034,235)
Decrease in net unrealized appreciation (depreciation) on investments and options	57,608,862
Decrease in dividends and interest receivable	18,246
Decrease in accrued expenses	(31,662)
Decrease in prepaid expenses and interest payable	(1,172,841)
Net cash provided from operating activities	$34,992,122

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2018		Years ended September 30,			Period July 31, 2014 to September 30,
	(Unaudited)		2017	2016	2015	2014 (1)
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, beginning of period	$20.12		$19.14	$18.77	$19.33	$19.10	(2)
Net investment income (loss) (3)	0.08		0.16	0.18	0.11	(0.01)
Net realized and unrealized gain (loss)	(1.26)		2.16	1.78	0.68	0.39
Total increase (decrease) from investment operations	(1.18)		2.32	1.96	0.79	0.38
Distributions to shareholders from:
Income distributions to shareholders	(0.68)		(1.03)	(1.65)	(1.35)	(0.11)
Net realized capital gains	—		(0.32)	—	—	—
Total distributions	(0.68)		(1.35)	(1.65)	(1.35)	(0.11)
Capital charges with respect to issuance of shares	—		—	—	—	(0.04)
Increase resulting from shares repurchased (3)	0.03		0.01	0.06	—	—
Net asset value per share, end of period	$18.29		$20.12	$19.14	$18.77	$19.33
Per share market value, end of period	$16.48		$18.57	$17.48	$16.30	$18.85
Total investment return at market value	(7.75	%)*	14.85%	18.25%	(7.37%)	(5.42	%)*
Total investment return at net asset value	(5.51	%)*	13.64%	12.44%	4.02%	2.02	%*
RATIOS
Expenses to average net assets	2.09	%**	2.03%	1.88%	1.60%	1.28	%**
Expenses, excluding interest expense	1.49	%**	1.51%	1.50%	1.44%	1.28	%**
Net investment income (loss) to average net assets	0.80	%**	0.86%	0.96%	0.50%	(0.41	%)**
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$784		$876	$837	$824	$848
Portfolio turnover rate	25.35	%*	36.22%	48.24%	92.61%	19.61	%*

*  Not Annualized.

**  Annualized.

(1)  Commenced operations on July 31, 2014.

(2)  Net asset value beginning of period reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

(3)  Computed using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(Unaudited)

(1)  Organization and Significant Accounting Policies

Tekla Healthcare Opportunities Fund (the Fund) is a Massachusetts business trust formed on April 2, 2014 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on July 31, 2014. The Fund's investment objective is to seek current income and long-term capital appreciation through investments in U.S. and non-U.S. companies in the healthcare industry (including equity securities, debt securities and pooled investment vehicles). The Fund invests primarily in securities of public and private companies believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest in private companies and other restricted securities, including private investments in public equity and venture capital investments, if these securities would currently comprise 10% or less of Managed Assets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after March 31, 2018, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies and other restricted securities, as well as shares of publicly traded companies for which market

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, or to enhance potential gain or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

The average number of outstanding call options written for the six months ended March 31, 2018 were 4,720.

Derivatives not accounted for as hedging instruments under ASC 815		Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	—	Liabilities, options written, at value	—	Net realized gain on closed or expired option contracts written	$1,236,405
				Change in unrealized appreciation (depreciation) on option contracts written	$265,162

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2018 totaled $259,723,131 and $285,172,666, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1125 per share to shareholders of record. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

Share Repurchase Program

In March 2018, the Trustees approved the renewal of the share repurchase program to allow the Fund to purchase up to 12% of its outstanding common shares in the open market for a one-year period ending July 14, 2019. Prior to this renewal, in March 2017, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2018. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price and the Fund's shares and the Fund's net asset value.

During the six months ended March 31, 2018 the Fund repurchased 650,256 shares at a total cost of $11,335,856. The weighted average discount per share between the cost of repurchase and net asset value applicable to such shares at the date of repurchase was 8.89%.

During the year ended Sepember 30, 2017 the Fund repurchased 208,999 shares at a total cost of $3,505,008. The weighted average discount per share between the cost of repurchase and net asset value applicable to such shares at the date of repurchase was 7.28%.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The cumulative distributions paid this fiscal year-to-date are currently estimated to be from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital or other capital source. The amounts and sources of distributions are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at March 31, 2018.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Loan Payable

The Fund maintains a $225,000,000 line of credit with the Bank of Nova Scotia (the "Line of Credit") which expires on January 2, 2019. As of March 31, 2018, the Fund had drawn down $225,000,000 from the Line of Credit, which was the maximum borrowing outstanding during the period. The Fund is charged interest at the rate of 0.70% above the relevant LIBOR rate adjusted by the Statutory Reserve Rate for borrowing (per annum). The Fund is also charged a commitment fee on the daily unused balance of the line of credit at the rate of 0.25% (per annum). Per the Line of Credit agreement, the Fund paid an upfront fee of 0.10% on the total line of credit balance, which is being amortized through January 1, 2019. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The weighted average interest rate and the average outstanding loan payable for the period from October 1, 2017 to March 31, 2018 were 2.2185% and $225,000,000, respectively. The stated carrying amount of the line of credit approximates its fair value based upon the short term nature of the borrowings and the interest rates being based upon the market terms. The borrowings under the line of credit would be considered as Level 2 in the fair value hierarchy (See Note 3) at March 31, 2018.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

Investor Support Services

The Fund has retained Destra Capital Investment LLC (Destra) to provide investor support services in connection with the ongoing operation of the Fund. The Fund pays Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets from January 1, 2017 through the remaining term of the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of 1.00% of the average daily value of the Fund's Managed Assets. Managed Assets means the total assets of the Fund minus the Fund's liabilities other than the loan payable.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2018, these payments amounted to $47,485 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the six months ended March 31, 2018 were as follows:

Affiliated Companies	Begining Value as of September 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sale of Affiliated Comapnies	Change in Unrealized Appreciation/ Depreciation	Ending Value as of March 31, 2018
BioClin Therapeutics, Inc.	$2,383,333	$—	$—	$—	$—	$2,383,333	*

* Not affiliated at March 31, 2018.

	Shares/ Principal Amount as of March 31, 2018	Dividend Income from Affiliated Companies	Capital Gain Distributions from Affiliated Companies
BioClin Therapeutics, Inc.	3,518,854	$—	$—

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2018 to value the Fund's net assets. For the six months ended March 31, 2018, there were no transfers between Levels 1, 2 and 3. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred and Warrants
Biotechnology			$3,093,733	$3,093,733
Health Care Equipment & Supplies			790,548	790,548
Preferred Stock
Real Estate Investment Trusts	$11,128,000		—	11,128,000
Mandatory Convertible Preferred Stock
Pharmaceuticals	4,278,560		—	4,278,560
Convertible Notes
Biotechnology	—		314,122	314,122
Health Care Equipment & Supplies	—		350,017	350,017
Pharmaceuticals	—	12,595,828	—	12,595,828
Non-Convertible Notes
Biotechnology	—	19,578,504	—	19,578,504
Health Care Equipment & Supplies	—	10,712,587	—	10,712,587
Health Care Providers & Services	—	66,844,177	—	66,844,177
Pharmaceuticals	—	13,157,491	—	13,157,491
Common Stocks and Warrants
Biotechnology	201,257,467	—	228,195	201,485,662
Health Care Equipment & Supplies	111,612,949	—	—	111,612,949
Health Care Providers & Services	164,867,359	—	—	164,867,359
Healthcare Services	5,759,689	—	—	5,759,689
Life Sciences Tools & Services	26,711,037	—	—	26,711,037
Medical Devices and Diagnostics	23,096,661	—	—	23,096,661
Pharmaceuticals	243,808,226	—	—	243,808,226
Real Estate Investment Trusts	57,460,661	—	—	57,460,661
Real Estate Management & Development	372,344	—	—	372,344
Short-term Investment	—	29,571,000	—	29,571,000
Total	$850,352,953	$152,459,587	$4,776,615	$1,007,589,155

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Balance as of September 30, 2017	Realized Gain (Loss)/Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net Transfers in (out of) to Level 3	Balance as of March 31, 2018
Convertible Preferred and Warrants
Biotechnology	$5,583,332	($2,492,069)	$2,470	$0	$0	$3,093,733
Health Care Equipment & Supplies	0	787,156	3,392	0	0	790,548
Convertible Notes
Biotechnology	0	(146)	314,268	0	0	314,122
Health Care Equipment & Supplies	65,585	64,956	219,476	0	0	350,017
Common Stock and Warrants
Biotechnology	183,650	44,545	0	0	0	228,195
Total	$5,832,567	($1,595,558)	$539,606	$0	$0	$4,776,615
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2018						($1,595,558)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at March 31, 2018	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$228,195	Income approach, Black-Scholes	Discount for lack of marketability	20% (20%)
	3,523,898	Proabability-weighted expected return model	Discount rate Price to sales multiple	79.3% (79.3%) 9.05x (9.05x)
	1,024,522	Market approach, recent transaction	(a)	N/A
$4,776,615

(a)  The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information to provide as these methods of measure are investment specific.

(5) Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The value of these securities represented less than 1% of the Fund's Managed Assets at March 31, 2018.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

At March 31, 2018, the Fund had a commitment of $865,114 relating to additional investments in three private companies.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2018. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16, 10/24/16	$1,651,088	$0.65	$1,650,000
Series B Cvt. Pfd	3/3/17	733,333	0.75	733,333
GenomeDx Biosciences, Inc.
Series C Cvt. Pfd	2/22/16	3,206,073	0.33	710,400
Cvt. Promissory Note	12/15/17	139,905	100.00	139,799
Cvt. Promissory Note	01/16/18	71,203	100.00	71,203
Cvt. Promissory Note	02/15/18	103,120	100.00	103,120
Warrants (expiration 10/31/27)	10/30/17	27	0.00	0
Warrants (expiration 1/16/28)	1/18/18	1	0.00	0
Warrants (expiration 2/15/28)	2/15/18	2	0.00	0
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	1/21/16	284,515	1.00	407,078
Junior Preferred	1/21/16	132,558	1.00	383,470
Cvt. Promissory Note	01/11/18	87,552	100.00	87,539
Cvt. Promissory Note	02/06/18	87,539	100.00	87,539
Cvt. Promissory Note	12/20/17	43,867	100.00	43,770
Cvt. Promissory Note	3/28/17	131,282	100.00	131,169
Warrants (expiration 1/11/28)	1/11/18	4	0.00	0
Warrants (expiration 11/20/27)	11/21/17	36	0.00	0
Warrants (expiration 3/31/27)	3/28/17	138	0.00	0
Warrants (expiration 2/06/28)	2/06/18	0	0.00	0
		$6,672,243		$4,548,420

(#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser continues in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

After considering the matter in a meeting held on March 22, 2018, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser and by an independent data provider at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to a variety of equity, debt and REIT benchmarks and to a peer group of other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. The Trustees took into account that the Adviser provides investment management services only to Tekla Healthcare Opportunities Fund, Tekla Life Sciences Investors, Tekla Healthcare Investors and Tekla World Healthcare Fund and does not derive any significant benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement, market research and potential marketing exposure for the Adviser. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect any economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel. The Trustees also took into account the Adviser's significant investment in its business through the addition of portfolio

TEKLA HEALTHCARE
OPPORTUNITIES FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

management and administrative staff in recent years and the Adviser's commitment to continue to build out its infrastructure as future circumstances require.

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information of the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund and, in particular, performance information for the one-year and three-year periods ending December 31, 2017. The Trustees noted that longer comparison cannot be made due to the short operating history of the Fund. In addition, the Trustees reviewed comparisons of the Fund's performance individually and in combination with the S&P Composite 1500® Health Care Index (S15HLTH), the S&P 500® Health Care Corporate Bond Index (SP5HCBIT) and the FTSE NAREIT Health Care Property Sector Index® (FNHEA) and the broad S&P 500® Index (SPX). The Trustees also compared performance to a peer group of funds [as well as information relating to the performance of the Fund's venture capital portfolio. The Trustees noted that the performance information reviewed reflects a view of the Fund's performance only as of a certain date, and that the results might be significantly different if a different date was selected to generate the performance information. Additionally, the Trustees recognized that longer periods of performance for the Fund may be adversely and disproportionately affected by significant underperformance in one more recent period, and that such underperformance may be caused by a small number of investment decisions or positions.

The objective of the Fund is to provide both growth and income to investors by using a variety of healthcare assets. Growth, in large part, is to be provided by the Fund's ownership of the stock of a broad mix of healthcare companies. Such breadth is to be provided by representative ownership of stock in most or all of ten major healthcare subsectors represented in the S15HLTH. Income is to be provided by (i) ownership of a variety of assets including but not limited to a) dividend producing stocks of traditional healthcare companies and healthcare-related REITS, b) the corporate debt of a variety of healthcare companies and (ii) premium income from selling of covered call options associated with healthcare companies. The Trustees considered that the performance associated with owning such a complex mix of assets by the Fund is likely to produce periods when the performance of the Fund would likely depart from the return associated with a single equity index. The Trustees thus considered that there may be periods when the Fund's NAV performance could be greater or lesser than that of relevant indices. In the most recent reporting period, the Adviser sought to position the Fund to make its targeted distribution ($0.1125 per month) while also approaching or equaling the return of an appropriately weighted combination of the returns of the individual asset classes described above. The Trustees considered that determining such an exact combination of returns is difficult or impossible, given the general lack of appropriate component equity, debt, REIT, covered call and other indices.

The Trustees observed that in calendar year 2017, the Fund met its current distribution target. The Trustees also observed that the Fund NAV underperformed the S&P Composite1500 Healthcare Index, unadjusted for debt, REIT or covered call ownership for calendar year 2017 and for the three-year period ending December 31, 2017. In the calendar year 2017, the Fund outperformed a theoretical composite of the S15HLTH, SP5HCBIT and FNHEA aggregated to represent the Fund's target allocation of these benchmarks. The Fund outperformed the average return of an independently selected fund comparison group in the one- and three-year periods ending December 31, 2017.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

In considering the Fund's relative performance, the Trustees noted that, although an independent service provider had been engaged to help identify the appropriate benchmark and peer group for the Fund, the Fund's unique strategy presents challenges when comparing the Fund's performance to a single benchmark or peer group as no single benchmark or fund within the peer group contains exactly the same investment strategy as the Fund. The Trustees observed that the Fund's strategy contemplates ownership of a variety of healthcare-related asset classes. The Trustees noted that, as a result, all other things being equal, in periods when one asset class performs relatively better than another asset class, the Fund might be expected to underperform the S15HLTH and vice versa. Additionally, the Trustees noted that unlike the S15HLTH and most of the peer group, the Fund may maintain a meaningful allocation to venture and restricted securities. In light of these differences, the Trustees recognized the more limited usefulness of these performance comparisons for the Fund.

The Trustees concluded they continue to be satisfied with the investment performance of the Fund and the Adviser.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that a portion of the Fund's investment portfolio is invested in venture and restricted securities, a portfolio management service that can warrant higher management fees than those charged by the Adviser to the Fund. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive. The fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the advisory fee schedule in the Advisory Agreement and noted that it does not provide for breakpoints that might reduce the effective fee to the extent that the Fund's net assets should increase. The Trustees determined that, given the closed-end structure of the Fund and the fact that the Fund has no current plans to seek additional assets beyond maintaining its dividend reinvestment plan and any significant growth in its assets generally will occur through appreciation in the value of the Fund's investment portfolio (rather than sales of additional shares in the Fund), the Fund's advisory fee schedule is satisfactory and fair.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

PRIVACY NOTICE: If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing and distributions and press releases, and maintains links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, including performance, portfolio holdings and sector information for each fiscal quarter, approximately 15 days after the end of each quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Investments, at 1-877-855-3434.

DISTRIBUTION POLICY: The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2018, the Trustees approved the renewal of the share repurchase program to allow the Fund to purchase up to 12% of its outstanding common shares in the open market for a one-year period ending July 14, 2019.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A, Ph.D., Christian M. Richard, M.B.A, M.S., Henry Skinner, Ph. D., Christopher Abbott, Robert Benson, CFA, CAIA, Amanda Birdsey-Benson, Ph.D., Richard Goss and Alan Kwan, M.B.A, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING: A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

New York Stock Exchange Symbol: THQ
NAV Symbol: XTHQX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Thomas M Kent, CPA
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, M.B.A., J.D.
William S. Reardon
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

617-772-8500

Item 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2017—Oct. 31, 2017)	109,456	$18.00	109,456	5,112,475
Month #2 (Nov. 1, 2017 — Nov. 30, 2017)	144,368	$17.13	144,368	4,968,107
Month #3 (Dec. 1, 2017 — Dec. 31, 2017)	168,621	$ 17.60	168,621	4,799,486
Month #4 (Jan. 1, 2018 — Jan. 31, 2018)	—	—	—	4,799,486
Month #5 (Feb. 1, 2018 — Feb. 28, 2018)	92,759	$ 17.60	92,759	4,706,727
Month #6 (Mar. 1, 2018 — Mar. 31, 2018)	135,052	$ 17.09	135,052	4,571,675
Total	650,256	$17.35	650,256

(1)             On March 19, 2015, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees.  On March 23, 2017, the Trustees approved the renewal of the repurchase program to allow the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2018. On March 22, 2018, the Trustees approved the renewal of the repurchase program allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2019.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)             There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics - Not applicable to this semi-annual filing.

(a)(2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 1 and 2).

(a)(3) Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 3).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA HEALTHCARE OPPORTUNITIES FUND

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/1/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/1/18

* Print the name and title of each signing officer under his or her signature.